UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2020

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Menlo Avenue, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-570-6791

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), (iv) estimates of our future revenue, expenses, capital requirements and our need for financing, and (v) the assumptions underlying or relating to any statement described in points (i), (ii), (iii), or (iv) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	our ability to meet anticipated clinical trial commencement, enrollment and completion dates and regulatory filing dates for our product candidates and to move new development candidates into the clinic;

●	the occurrence of adverse safety events with our product candidates;

●	the costs associated with our research, development, manufacturing, commercialization and other activities;

●	the conduct, timing and results of preclinical and clinical studies of our product candidates, including that preclinical data and early-stage clinical data may not be replicated in later-stage clinical studies;

●	the adequacy of our capital resources and the availability of additional funding;

●	patent protection and third-party intellectual property claims;

●	risks related to key employees, markets, economic conditions, health care reform, prices and reimbursement rates; and

●	other risks and uncertainties, including those listed under the section title “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

INTRODUCTORY NOTE

On November 6, 2020 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders held on November 5, 2020 (the “Special Meeting”), where the stockholders of KBL Merger Corp. IV (the “Company” or, prior to the closing of the Business Combination, sometimes referred to herein as “KBL”) considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among KBL, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger” and the “Surviving Company”). The Merger became effective on November 6, 2020 (such time, the “Effective Time”, and the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV changed its name to 180 Life Sciences Corp.

At the Effective Time, each share of 180 common stock issued and outstanding prior to the Effective Time was automatically converted into the right to receive approximately 168.3784 shares of the common stock, par value $0.0001 per share, of the Company (“Common Stock”; and such shares of Common Stock issuable to the common stockholders of 180 pursuant to the Business Combination Agreement, the “Merger Consideration Shares”). An aggregate of 15,736,438 shares of Common Stock are issuable to the common stockholders of 180 as Merger Consideration Shares, including the Escrow Shares (as defined below). Also at the Effective Time, each share of 180 preferred stock issued and outstanding prior to the Effective Time was converted into the right to receive one Class C Special Voting Share of the Company, or one Class K Special Voting Share of the Company, as applicable (such shares, the “Special Voting Shares”). The Special Voting Shares entitle the holder thereof to an aggregate number of votes, on any particular matter, proposition or question, equal to the number of Exchangeable Shares (as defined below) of each of CannBioRex Purchaseco ULC and Katexco Purchaseco ULC, Canadian subsidiaries of 180 (and now also of the Company as a result of the Merger), respectively, that are outstanding from time to time.

As a result of the Merger, the existing exchangeable shares (collectively, the “Exchangeable Shares”) of CannBioRex Purchaseco ULC and/or Katexco Purchaseco ULC were adjusted in accordance with the share provisions in the articles of CannBioRex Purchaseco ULC or Katexco Purchaseco ULC, as applicable, governing the Exchangeable Shares such that they were multiplied by the exchange ratio for the Merger and became exchangeable into shares of Common Stock. The Exchangeable Shares entitle the holders to dividends and other rights that are substantially economically equivalent to those of holders of Common Stock, and holders of Exchangeable Shares have the right to vote at meetings of the stockholders of the Company. An aggregate of 1,763,562 shares of Common Stock are reserved for issuance to the holders of the Exchangeable Shares upon the exchange thereof.

The issuance of the Merger Consideration Shares, as well as the issuance of the shares of Common Stock to the holders of the Exchangeable Shares upon the exchange thereof, were registered on a Registration Statement on Form S-4 that was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by KBL on November 12, 2019 and that was declared effective by the SEC on October 9, 2020 (Registration No. 333-234650).

Pursuant to the Business Combination Agreement, 1,050,000 of the Merger Consideration Shares (such shares, the “Escrow Shares”) were deposited into an escrow account (the “Escrow Account”) to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Business Combination Agreement.

As a result of the Business Combination, the former shareholders of 180 became the controlling shareholders of the Company and 180 became a subsidiary of the Company. The Business Combination was accounted for as a reverse merger, whereby 180 is considered the acquirer for accounting and financial reporting purposes.

Prior to the Business Combination, KBL was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Business Combination, the Company has ceased to be a “shell company” and will continue the existing business operations of 180 as a publicly traded company under the name “180 Life Sciences Corp.”

Following the Business Combination, the Company’s Common Stock and public warrants were listed for trading on The Nasdaq Capital Market under the symbols “ATNF” and “ATNFW,” respectively, and the CUSIP numbers relating to the Common Stock and public warrants are 68236V 104 and 68236V 112, respectively.

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “we,” “us” and “our” refer to 180 Life Sciences Corp. (f/k/a KBL Merger Corp. IV), and its subsidiaries at and after the Closing, giving effect to the Business Combination.

The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL with the U.S. Securities and Exchange Commission on July 26, 2019, as amended by Amendment No. 1, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL on February 3, 2010, and as amended by Amendment No. 2, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL on August 13, 2020, each of which is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below is incorporated herein by reference.

Lock-Up Agreements

Immediately prior to the Effective Time, and as a condition to the Closing of the Merger, the Company entered into lock-up agreements with the holders of not less than seventy-five percent (75%) of the outstanding shares of the common stock of 180 prior to the Effective Time, in substantially the form attached to the Business Combination Agreement (each, a “Lock-Up Agreement”).

In such Lock-Up Agreement, each stockholder of 180 who delivered a Lock-Up Agreement agreed not to, except in limited circumstances, sell or transfer, or engage in swap or similar transactions with respect to, shares of the Common Stock of the Company, including the Merger Consideration Shares, until the earlier of (i) one year after the Closing, or (ii) such earlier date as provided in clauses (x) or (y) below if, subsequent to the Closing, (x) the last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any 30-day trading period commencing at least 150 days after the Closing or (y) the date following the Closing on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

The agreed form of the Lock-Up Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Lock-Up Agreement.

Escrow Agreement

On November 6, 2020, the Company entered into an escrow agreement (the “Escrow Agreement”) with the Stockholder Representative and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement and the Business Combination Agreement, the Escrow Shares were deposited in the Escrow Account to serve as full security for the Company’s indemnity rights under the Business Combination Agreement.

The Escrow Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Escrow Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Escrow Agreement.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

THE MERGER AND RELATED TRANSACTIONS

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material terms and conditions of the Business Combination Agreement and its related agreements are described beginning on page 82 of KBL’s definitive proxy statement/prospectus on Form S-4 dated October 9, 2020 (the “Definitive Proxy Statement”) in the sections entitled “The Business Combination Proposal—The Business Combination Agreement”, and “The Business Combination Proposal—Related Agreements”, which are incorporated by reference herein.

DESCRIPTION OF BUSINESS

The business of the Company following the Closing of the Business Combination is described in Definitive Proxy Statement in the section entitled “Business of 180” beginning on page 194, and that information is incorporated herein by reference.

Specifically, subsection “Company Overview” begins on page 194, “Corporate History and Reorganization” begins on page 194, “Business Strategy” begins on page 195, “Overview of Product Development Platforms” begins on page 196, “Product Candidates” begins on page 199, “Outsourcing and Manufacturing” begins on page 203, “Material Agreements” begins on page 203, “Intellectual Property” begins on page 212, “Competition” begins on page 212, “Government Regulation” begins on page 214, “Employees” begins on page 225, “Properties” begins on page 226, “Legal Proceedings” begins on page 226, “Reorganization” begins on page 226, and “Management” begins on page 227.

RISK FACTORS

The risks associated with the Company’s business, including the risks associated with the business of 180 following the Closing of the Business Combination, are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 35, and are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The disclosures contained in the sections of the Definitive Proxy Statement entitled “Management’s Discussion And Analysis of Financial Condition and Results of Operations of KBL” beginning on page 142 thereof, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of 180” beginning on page 165 thereof, are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock immediately following the Closing of the Business Combination (taking into account the automatic exchange of rights into Common Stock at the Closing, the issuances described in Item 3.02 of this Current Report on Form 8-K, and the issuance of the Merger Consideration Shares (including all of the Escrow Shares and the shares of Common Stock set aside and reserved for issuance to holders of Exchangeable Shares)), by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the executive officers and directors of the Company; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our voting common stock prior to the Closing of the Business Combination is based on 24,383,330 shares of Common Stock issued and outstanding in the aggregate immediately following the Closing of the Business Combination.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 830 Menlo Avenue, Suite 100, Menlo Park, CA 94025.

Name and Address of Beneficial Owners	Number of Shares	%
Directors and Executive Officers post-Business Combination
Jonathan Rothbard	536,142	2.2%
Lawrence Steinman	569,773	2.3%
Marc Feldmann	2,560,694	10.5%
James N. Woody	24,252	*
Richard W. Barker	—	—
Larry Gold	—	—
Donald A. McGovern	—	—
Shoshana Shendelman	—	—
Five Percent Holders
KBL IV Sponsor LLC(1)	2,924,323	11.9%
Ron Bauer(2)	2,259,733	9.3%
Craig Bridgman(3)	1,753,542	7.2%
All directors and executive officers as a group (eight individuals)	3,690,861	15.1%

*	Less than one percent.

(1)	Represents shares held by KBL IV Sponsor LLC, of which Marlene Krauss, M.D., the Chief Executive Officer, and a member of the Board of Directors, of the Company prior to the Closing of the Business Combination, is the sole managing member. Includes warrants to purchase up to 236,507 shares of Common Stock.

(2)	Represents (i) 1,406,250 shares held by Tyche Capital LLC, a Delaware limited liability company whose sole member is Ron Bauer and whose registered office is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and (ii) 853,483 shares held by Theseus Capital Ltd., a Cayman Islands company whose sole shareholder is Ron Bauer and whose registered office is One Capital Place, Third Floor, P.O. Box 1564, Grand Cayman, Cayman Islands, KY1-1110. Does not include 790,768 shares held by Astatine Capital Ltd., a Cayman Islands company whose sole shareholder is Samantha Bauer, the wife of Ron Bauer, and whose registered office is One Capital Place, Third Floor, P.O. Box 1564, Grand Cayman, Cayman Islands, KY1-1110. Ron Bauer disclaims beneficial ownership (voting and/or dispositive power) over the shares held by Astatine Capital Ltd.

(3)	Represents (i) 22,120 shares held by Craig Bridgman, (ii) 522,334 shares held by Capri Mercantile Ltd., whose principal is Craig Bridgman and whose registered office is The Grove, 21 Pine Road, Belleville, St Michael, BB111113, Barbados, (iii) 673,513 shares held by Hoja Inc., whose principal is Craig Bridgman and whose registered office is 303 Shirley St, Nassau, Bahamas, (iv) 423,618 shares held by Cambridge Capital Ltd., whose principal is Craig Bridgman and whose registered office is The Grove, 21 Pine Road, Belleville, St Michael, BB111113, Barbados, (v) 61,469 shares held by Biovation Sciences Ltd., whose principal is Craig Bridgman and whose registered office is The Grove, 21 Pine Road, Belleville, St Michael, BB111113, Barbados, and (iv) 50,488 shares held by Anamasam Inc., whose principal is Craig Bridgman and whose registered office is Cinch’s House, Lord Street, Douglas, Isle of Man IM99 1RZ.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Definitive Proxy Statement in the section entitled “Officers and Directors of KBL Following Closing of the Business Combination” beginning on page 231 thereof is incorporated herein by reference.

DIRECTOR COMPENSATION

The disclosure contained in the Definitive Proxy Statement in the section entitled “Executive Compensation” beginning on page 161 thereof, including, in particular, the subsections entitled “Executive Compensation – Director Compensation” beginning on page 164, and “Executive Compensation – Compensation of Directors and Executive Officers after the Business Combination” beginning on page 164, is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Definitive Proxy Statement in the section entitled “Executive Compensation” beginning on page 161 thereof is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The certain relationships and related party transactions of the Company and 180, including the policies and procedures for the approval thereof, are described in the Definitive Proxy Statement in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 239 thereof, which disclosure is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The disclosure contained in the Definitive Proxy Statement in the sections entitled “Description of Securities” beginning on page 244 and “Information on KBL Securities and Dividends” beginning on page 257 is incorporated herein by reference.

Specifically, subsections “General”, “Units” and “KBL Common Stock” each begin on page 244, subsections “Founder Shares and Private Placement Shares” and “KBL Preferred Stock” each begin on page 245, subsection “Rights” begins on page 246, subsection “Redeemable Warrants” begins on page 247, subsection “Secured Convertible Promissory Notes” begins on page 250, subsections “Dividends” and “Our Transfer Agent, Rights Agent and Warrant Agent” each begin on page 251, subsection “Our Charter” begins on page 252, subsections “Certain Anti-Takeover Provisions of Delaware Law and our Charter and Bylaws” and “Exclusive Forum for Certain Lawsuits” each begin on page 253, subsections “Special Meeting of Stockholders”, “Advance Notice Requirements for Stockholder Proposals and Director Nominations” and “Securities Eligible for Future Sale” each begin on page 254, subsection “Registration Rights” begins on page 255, and subsection “Listing of Securities” begins on page 256.

LEGAL PROCEEDINGS

From time to time, the Company may be involved in various claims and legal proceedings arising in the ordinary course of business. Neither the Company nor 180 is currently a party to any such claims or proceedings which, if decided adversely to the Company or 180, as applicable, would either, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operations or cash flows of the Company or 180, as applicable.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145(a) of the DGCL empowers a corporation to indemnify any director, officer, employee or agent, or former director, officer, employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of his service as a director, officer, employee or agent of the corporation, or his service, at the corporation’s request, as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding provided that such director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that such director or officer had no reasonable cause to believe his conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit provided that such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Section 145(a) or Section 145(b) of the DGCL or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, provided that indemnification provided for by Section 145 of the DGCL or granted pursuant thereto shall not be deemed exclusive of any other rights to which the indemnified party may be entitled, and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145 of the DGCL.

The Second Amended and Restated Certificate of Incorporation of the Company, as well as the By-Laws of the Company, provide for indemnification of the directors, officers, employees and other agents of the Company to the maximum extent permitted by the DGCL.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.01 above is incorporated in this Item 3.02 by reference. Upon the Closing of the Business Combination, the Company issued 198,751 shares of Common Stock to KBL IV Sponsor LLC (the “Sponsor”) upon the automatic conversion of a convertible promissory note in the principal amount of $795,003 that the Company previously issued to the Sponsor. In addition, upon the Closing of the Business Combination, the Company issued an aggregate of 73,629 shares of Common Stock to three holders of promissory notes in the principal amount of approximately $278,509 that were previously issued by 180 upon the automatic conversion of such notes. Further, upon the Closing of the Business Combination, the Company also issued an aggregate of 250,000 shares of Common Stock to two vendors in satisfaction of amounts payable to such vendors. The foregoing shares of Common Stock were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

On November 6, 2020, immediately prior to the Effective Time, KBL filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Second Amended and Restated Certificate of Incorporation and the general effect upon the rights of holders of Common Stock are included in the sections of the Definitive Proxy Statement entitled “The Special Voting Shares Charter Proposal” beginning on page 127, “The Authorized KBL Common Stock Charter Proposal” beginning on page 129, “The Authorized KBL Preferred Stock Charter Proposal” beginning on page 130, “The Name Change Proposal” beginning on page 131, and “The Additional Charter Proposal” beginning on page 132, each of which is incorporated herein by reference.

A copy of the Second Amended and Restated Certificate of Incorporation of the Company is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The description of the Business Combination Agreement and the agreements relating thereto in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 82, is incorporated herein by reference. The information contained in Item 2.01 to this Report is also incorporated by reference into this Item 5.01.

As a result of the issuance of the Merger Consideration Shares to the stockholders of 180 pursuant to the Business Combination Agreement and the consummation of the transactions related thereto, a change in control of the Company occurred as of November 6, 2020. Except as described in this Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of the Board of Directors of the Company, and, to the knowledge of the Company, no other arrangements exist that might result in a change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Executive Officers and Directors

Upon the Closing of the Business Combination, all of the directors and executive officers of the Company resigned from their positions with the Company. Specifically, Marlene Krauss, M.D. resigned as a member of the Company’s Board of Directors and as Chief Executive Officer of the Company, Joseph A. Williamson resigned as a member of the Board of Directors and as Chief Operating Officer of the Company, and each of George Hornig, Andrew Sherman and Sherrill Neff resigned as a member of the Board of Directors of the Company.

Upon the Closing of the Business Combination, each of Prof. Marc Feldmann, Dr. Lawrence Steinman, Dr. James N. Woody, Prof. Richard W. Barker, MA, D.Phil, OBE, Larry Gold, Ph.D., Donald A. McGovern, Jr. and Shoshana Shendelman, Ph.D. were appointed to serve as members of the Board of Directors of the Company. Further, upon the Closing of the Business Combination, Prof. Feldmann and Dr. Steinman were appointed to serve as Co-Executive Chairmen of the Board of Directors of the Company, Dr. Woody was appointed to serve as Chief Executive Officer of the Company, and Dr. Rothbard was appointed to serve as Chief Scientific Officer of the Company.

In addition, the following persons were appointed to serve on the following committees of the Board of Directors: (A) Audit Committee – Donald A. McGovern, Jr. (Chair), Larry Gold, Ph.D. and Prof. Richard W. Barker, MA; (B) Compensation Committee – Shoshana Shendelman, Ph.D. (Chair), Prof. Richard W. Barker, MA and Donald A. McGovern, Jr.; and (C) Nominating and Corporate Governance Committee – Larry Gold, Ph.D. (Chair), Prof. Richard W. Barker, MA and Shoshana Shendelman, Ph.D.

For a detailed description, including information regarding the incoming directors and executive officers of the Company, please see the section entitled “Officers and Directors of KBL Following Closing of the Business Combination” beginning on page 231 of the Definitive Proxy Statement, which is incorporated by reference herein.

Adoption of 2020 Omnibus Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the 2020 Omnibus Plan (the “Incentive Plan”) and reserved 3,718,140 shares of Common Stock for issuance thereunder. The Incentive Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company. The Incentive Plan became effective immediately upon the Closing of the Business Combination. A summary of the terms of the  Incentive Plan is set forth in the Definitive Proxy Statement in the section entitled “The Omnibus Incentive Plan Proposal” beginning on page 135.That summary and the foregoing description are qualified in their entirety by reference to the text of the  Incentive Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

On November 6, 2020, as a result of the Closing of the Business Combination, the Company ceased to be a shell company. The material terms of the Business Combination are described in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 82, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the following financial statements of the 180 Parties are attached to this Current Report on Form 8-K, and are attached as Exhibit 99.1 to 99.6 hereto, respectively:

●	Audited financial statements of 180 for the fiscal year ended December 31, 2019 and for the period from March 7, 2018 (Inception) through December 31, 2018 (Exhibit 99.1);

●	Unaudited financial statements of 180 for the six months ended June 30, 2020 and 2019 (Exhibit 99.2);

●	Audited financial statements of CannBioRex Pharmaceuticals Corp. for the period from March 8, 2018 (Inception) to December 31, 2018 (Exhibit 99.3);

●	Unaudited financial statements of CannBioRex Pharmaceuticals Corp. for the six months ended June 30, 2019 and for the period from March 8, 2018 (Inception) through June 30, 2018 (Exhibit 99.4);

●	Audited financial statements of 180 Therapeutics L.P. for the fiscal years ended December 31, 2018 and 2017 (Exhibit 99.5); and

●	Unaudited financial statements of 180 Therapeutics L.P. for the six months ended June 30, 2019 and 2018 (Exhibit 99.6).

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the period ended June 30, 2020 are attached to this Current Report as Exhibit 99.7 hereto.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of July 25, 2019, by and among KBL Merger Corp. IV, KBL Merger Sub, Inc., 180 Life Sciences Corp., Katexco Pharmaceuticals Corp., CannBioRex Pharmaceuticals Corp., 180 Therapeutics L.P. and Lawrence Pemble (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL Merger Corp. IV on July 26, 2019 and incorporated by reference herein).
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of January 29, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL Merger Corp. IV on February 3, 2020 and incorporated by reference herein).
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of August 7, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by KBL Merger Corp. IV on August 13, 2020 and incorporated by reference herein).
3.1	Second Amended and Restated Certificate of Incorporation of the registrant
10.1	Form of Lock-Up Agreement
10.2	Escrow Agreement dated November 6, 2020 by and between the registrant, Continental Stock Transfer & Trust Company, and Lawrence Pemble.
10.3	2020 Omnibus Incentive Plan.
10.4	Employment Agreement, dated July 1, 2020 by and between 180 Life Corp. (f/k/a 180 Life Sciences Corp.) and James N. Woody, M.D., Ph.D.
10.5	First Amendment to Employment Agreement by and between 180 Life Corp. (f/k/a 180 Life Sciences Corp.) and James N. Woody, M.D., Ph.D.
99.1	Audited financial statements of 180 for the fiscal year ended December 31, 2019 and for the period from March 7, 2018 (Inception) through December 31, 2018
99.2	Unaudited financial statements of 180 for the six months ended June 30, 2020 and 2019
99.3	Audited financial statements of CannBioRex Pharmaceuticals Corp. for the period from March 8, 2018 (Inception) through December 31, 2018
99.4	Unaudited financial statements of CannBioRex Pharmaceuticals Corp. for the six months ended June 30, 2019 and for the period from March 8, 2018 (Inception) through June 30, 2018
99.5	Audited financial statements of 180 Therapeutics L.P. for the fiscal years ended December 31, 2018 and 2017
99.6	Unaudited financial statements of 180 Therapeutics L.P. for the six months ended June 30, 2019 and 2018
99.7	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2019 and for the six months ended June 30, 2020
99.8	Nominating and Corporate Governance Committee Charter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2020

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D..
Name: James N. Woody, M.D., Ph.D.
Title: Chief Executive Officer